UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

CREDIT SUISSE HIGH YIELD BOND FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

CREDIT SUISSE HIGH YIELD BOND FUND

One Madison Avenue
9th Floor
New York, New York 10010
(800) 293-1232

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on February 12, 2013

TO THE SHAREHOLDERS OF
CREDIT SUISSE HIGH YIELD BOND FUND:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Credit Suisse High Yield Bond Fund (NYSE MKT: DHY) (the "Fund") will be held at the offices of Credit Suisse Asset Management, LLC ("Credit Suisse"), One Madison Avenue, 9th Floor, New York, New York 10010, on Tuesday, February 12, 2013, commencing at 4:00 p.m. Eastern Time.

The purpose of the Meeting is to consider and act upon the following proposal and to consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof:

(1)  To elect two (2) Trustees of the Fund.

This item is discussed in greater detail in the attached Proxy Statement.

The close of business on December 20, 2012 has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting.

This notice and related proxy material are first being mailed on or about December 28, 2012.

By Order of the Board of Trustees,

JOHN G. POPP

Chief Executive Officer and President

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: December 28, 2012
New York, New York

(This page has been left blank intentionally.)

CREDIT SUISSE HIGH YIELD BOND FUND

One Madison Avenue
9th Floor
New York, New York 10010

Proxy Statement for the
Annual Meeting of Shareholders
To Be Held on Tuesday, February 12, 2013

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the "Board") of Credit Suisse High Yield Bond Fund (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC ("Credit Suisse"), One Madison Avenue, 9th Floor, New York, New York 10010 on Tuesday, February 12, 2013 (commencing at 4:00 p.m. Eastern Time) and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement.

Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone or personal interviews conducted by officers or employees of the Fund, Credit Suisse, the investment adviser to the Fund, State Street Bank and Trust Company, the administrator of the Fund (the "Administrator"), or AST Fund Solutions, Inc. ("AST"), a professional proxy solicitation firm that has been retained by the Fund for a fee not to exceed $500 plus all reasonable out of pocket expenses (e.g., shareholder telephone calls) incurred on behalf of the Fund. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment to AST for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement and accompanying Proxy are expected to be mailed to shareholders on or about December 28, 2012.

The principal executive office of the Fund and Credit Suisse is One Madison Avenue, 9th Floor, New York, New York 10010. The principal executive office of the Administrator is One Lincoln Street, Boston, Massachusetts 02111.

The Fund's Annual Report containing audited financial statements for the fiscal year ended October 31, 2012 is being furnished to all shareholders of the Fund along with this Proxy Statement in a combined mailing. The Fund's Annual Report is not to be regarded as proxy-soliciting material.

Only shareholders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. Shareholders who wish to vote in person at the Meeting must comply with all applicable conditions.

If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Any shareholder giving a Proxy has the right to attend the Meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

The presence in person or by proxy of the holders of a majority of the shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares presented at the Meeting in person or by proxy, and the persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those Proxies required to be voted "AGAINST" any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 130 days after the record date. At such adjourned Meeting, any business may be transacted which could have been transacted at the original Meeting.

A Proxy that is properly executed and returned accompanied by instructions to withhold authority to vote (an abstention) or that represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will be treated as shares that are present, but that have not voted, for the purpose of determining a quorum for the transacting of business. Under Delaware law, abstentions and broker non-votes do not constitute a vote "FOR" or "AGAINST" a matter. The election of a Trustee requires that the successful candidate receive a plurality of votes cast at the Meeting in person or by proxy; therefore, abstentions and broker non-votes will be disregarded.

Credit Suisse and its affiliates have advised the Fund that they intend to vote the shares over which they have voting power at the Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

The Fund has one class of shares of beneficial interest of capital stock (the "Shares"). On the record date, December 20, 2012, there were 92,704,777 Shares outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to a proportionate share of one vote.

In order that your Shares may be represented at the Meeting, you are requested to:

—indicate your instructions on the Proxy;

—date and sign the Proxy;

—mail the Proxy promptly in the enclosed envelope; and

—allow sufficient time for the Proxy to be received and processed on or before 4:00 p.m. Eastern Time on February 12, 2013.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders of the Fund to Be Held on Tuesday, February 12, 2013. The Proxy Statement and the Fund's most recent annual report are available on the Internet at www.credit-suisse.com/us. A copy of the Fund's annual report for its fiscal year ended October 31, 2012 is being furnished to all shareholders of the Fund along with this Proxy Statement in a combined mailing. In addition, the Fund will furnish, without charge, a copy of the Fund's annual report for its fiscal year ended October 31, 2012 to any Fund shareholder upon request. To request a copy, please write to the Fund c/o Credit Suisse Asset Management, LLC, One Madison Avenue, 10th Floor, New York, NY 10010, or call 1-800-293-1232. You also may call for information on how to obtain directions to be able to attend the Meeting and vote in person.

PROPOSAL 1: ELECTION OF TRUSTEES

The only proposal to be submitted at the Meeting will be the election of two (2) Trustees of the Fund to hold office for the terms set forth below and until their respective successors are elected and qualified.

Pursuant to the Fund's Agreement and Declaration of Trust, the Board is divided into three classes, each class having a term of no more than three years. Each year the term of one class will expire. Lawrence J. Fox and John G. Popp have each been nominated for election to the Board for the class and term as set forth opposite his name below:

Lawrence J. Fox	Class II	Three-year term to expire at the Fund's 2016 Annual Meeting
John G. Popp	Class II	Three-year term to expire at the Fund's 2016 Annual Meeting

Each of Mr. Fox and Mr. Popp currently serves as a Trustee of the Fund. Mr. Popp was appointed as a Trustee of the Fund effective December 1, 2012. Enrique R. Arzac and Terry F. Bovarnick are the Class III Trustees whose terms will expire at the Fund's 2014 Annual Meeting of Shareholders. James J. Cattano and Steven N. Rappaport are the Class I Trustees whose terms will expire at the Fund's 2015 Annual Meetings of Shareholders.

Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Proxy Statement.

The following tables set forth certain information regarding the nominees for election to the Board, Trustees whose terms of office continue beyond the Meeting, and the officers of the Fund. The current terms of office of the Fund's officers will end at the Board's meeting next following the Meeting. Trustees who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) are referred to as "Non-Interested Trustees."

TRUSTEES/NOMINEES

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past 5 Years
Non-Interested Nominee for Trustee:
Lawrence J. Fox One Logan Square 18th & Cherry Streets Philadelphia, Pennsylvania 19103 Year of Birth: 1943	Trustee and Nominating Committee Member	Since 2001; current term ends at the 2013 annual meeting	Partner of Drinker Biddle & Reath (law firm) since 1972; Lecturer at Yale Law School since 2008.	2	Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company).
Interested Nominee for Trustee:
John G. Popp* Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1956	Trustee; Chief Executive Officer and President	Trustee since 2012; Chief Excutive Officer and President since 2010

Managing Director of Credit Suisse; Group Manager and Senior Portfolio Manager for Performing Credit Strategies; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds.

				None	None

*  Mr. Popp is an "interested person" of the Fund as defined in the 1940 Act by virtue of his current position as an officer of Credit Suisse.

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past 5 Years
Non-Interested Trustees:
Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 Year of Birth: 1941	Trustee; Nominating Committee Member and Audit Committee Chairman	Trustee since 2001; current term ends at the 2014 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	9

Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company, Petroleum and Resources Corporation, Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (each a closed-end investment company); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Director of Starcomms PLC (telecommunications company) from 2008 to 2011; Director of Mirae Asset Discovery Funds (open-end investment companies).

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past 5 Years
Terry F. Bovarnick c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 Year of Birth: 1958	Trustee; Nominating Committee and Audit Committee Member	Since 2006; current term ends at the 2014 annual meeting	Currently retired.	2	None
James J. Cattano c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 Year of Birth: 1943	Trustee; Nominating Committee and Audit Committee Member	Since 2006; current term ends at the 2015 annual meeting	President of Coastal Trading Corp since October 2011; President, Primary Resources, Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) from October 1996 to October 2011.	2

Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (each a closed-end investment company).

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past 5 Years
Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 Year of Birth: 1948	Chairman of the Board of Trustees; Nominating Committee Chairman and Audit Committee Member	Chairman from 2012 and Trustee since 2005; current term ends at the 2015 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	9	Director of iCAD, Inc. (surgical & medical instruments & apparatus company); Director of Wood Resources LLC (plywood manufacturing company); Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (each a closed-end investment company); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012.

OFFICERS

Name, Address and Year of Birth	Position(s) Held With Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas Flannery Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1974	Chief Investment Officer	Since 2010	Managing Director of Credit Suisse and Head of the Credit Suisse US High Yield Management Team; Associated with Credit Suisse Group AG since 1998; Officer of other Credit Suisse Funds.
Bruce Rosenberg Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1961	Chief Financial Officer	Since 2012

Director and Director of Liquid Accounting of Credit Suisse; Associated with Credit Suisse since 2008; Associated with Bank of New York Mellon Alternative Investment Services from 2006 to 2008; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1966	Chief Compliance Officer	Since 2004

Managing Director and Global Head of Compliance of Credit Suisse since 2010; Director and Global Head of Compliance of Credit Suisse from January 2005 to December 2009; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Roger Machlis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1961	Chief Legal Officer	Since 2010	Managing Director and General Counsel for Credit Suisse; Associated with Credit Suisse Group A.G. since 1997; Officer of other Credit Suisse Funds.
Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1963	Senior Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.
Cecilia Chau Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1973	Treasurer	Since 2008

Vice President of Credit Suisse since 2009; Assistant Vice President of Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds.

Qualification of Board of Trustees/Nominees

The Board believes that each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Credit Suisse, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee's ability to perform his or her duties effectively may have been attained through the Trustee's business, consulting, public service and/or academic positions; experience from service as a board member of the Fund and the other funds in the Fund Complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that support the conclusion that each person should serve as a Trustee.

Non-Interested Trustees

Enrique R. Arzac. Mr. Arzac has been a Trustee since 2001 and Chairman of the Audit Committee since 2012, and was Chairman of the Board of Trustees from 2005 to 2012 and Chairman of the Nominating Committee from 2004 to 2012. In addition, he has over 40 years of business and consulting experience in the areas of finance, trade and economics and academic experience as a professor of finance and economics. Mr. Arzac also currently serves on the boards of directors of other funds, including funds in the Fund Complex, and on the board of directors of an investment management and investment advisory services company.

Terry F. Bovarnick. Ms. Bovarnick has been a Trustee since 2006. In addition, she has over 30 years of executive and business experience in the investment industry. Ms. Bovarnick also serves on the board of directors of another closed-end fund in the Fund Complex.

James J. Cattano. Mr. Cattano has been a Trustee since 2006, and was Chairman of the Audit Committee from 2009 to 2012. In addition, he has over 40 years of executive and business and academic experience in the international trading and manufacturing industry. Mr. Cattano also currently serves on the boards of directors of other closed-end funds, including a closed-end fund in the Fund Complex.

Lawrence J. Fox. Mr. Fox has been a Trustee since 2001. In addition, he has over 40 years of experience as an attorney. Mr. Fox also currently serves on the boards of directors of other closed-end funds, including a closed-end fund in the Fund Complex.

Steven N. Rappaport. Mr. Rappaport has been a Trustee since 2005, Chairman of the Board of Trustees since 2012 and Chairman of the Nominating Committee since 2012. In addition, he has over 40 years of business experience in the financial services industry. Mr. Rappaport also serves on the boards of directors of other funds, including funds in the Fund Complex.

Interested Trustee

John G. Popp. Mr. Popp has been a Trustee since 2012. He has over 30 years of business experience in the financial services industry. Mr. Popp also serves as Chief Executive Officer and President of all the funds in the Credit Suisse Fund complex.

Specific details regarding each Trustee's principal occupations during the past five years are included in the table above.

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Credit Suisse Family of Investment Companies (as defined below) beneficially owned by each Trustee or nominee.

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Fund*(1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Credit Suisse Family of Investment Companies*(1)(3)
Non-Interested Nominee for Trustee:
Lawrence J. Fox	E	E
Interested Nominee for Trustee:
John G. Popp	D	E
Non-Interested Trustees:
Enrique R. Arzac	E	E
Terry F. Bovarnick	C	D
James J. Cattano	D	E
Steven N. Rappaport	E	E

*   Key to Dollar Ranges:

A.  None

B.  $1 - $10,000

C.  $10,001 - $50,000

D.  $50,001 - $100,000

E.  over $100,000

(1)   This information has been furnished by each Trustee as of November 30, 2012. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934 (the "1934 Act").

(2)   The Fund's Trustees and officers, in the aggregate, own less than 1% of the Fund's outstanding equity securities.

(3)   "Credit Suisse Family of Investment Companies" means those registered investment companies that share Credit Suisse as their investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of November 30, 2012, none of the non-interested nominee for election to the Board, the other non-interested Trustees or their immediate family members owned beneficially or of record any class of securities in Credit Suisse or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Credit Suisse.

During the fiscal year ended October 31, 2012, each Trustee who was not a director, officer, partner, co-partner or employee of Credit Suisse, the Administrator or any affiliate thereof, received an annual fee as set out below and $1,500 for each meeting of the Board attended by him or her and was reimbursed for expenses incurred in connection with his or her attendance at the Fund's Board meetings. The annual fee rate was $15,800. The annual fee rate for the period prior to January 1, 2012 was $14,300 and $1,000 for each meeting attended. The total remuneration paid or accrued by the Fund during the fiscal year ended October 31, 2012 to all such unaffiliated Trustees was $123,165. The Independent Chairman receives an additional annual fee of $5,000 and the Audit Committee Chairman receives an additional annual fee of $2,000. The Trustees have approved a compensation plan that permits each Non-Interested Trustee entitled to receive a fee from the Fund to elect to receive up to one hundred percent of his or her annual fee in the form of Fund shares issued by the Fund.

During the fiscal year ended October 31, 2012, the Board convened seven times. Each Trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he or she served during the period for which he or she was a Trustee.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged Credit Suisse to manage the Fund on a day-to-day basis. The Board is responsible for overseeing Credit Suisse and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund's charter. The Board is currently composed of six members, each of whom, other than Mr. Popp, is a Non-Interested Trustees. The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Non-Interested Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Steven Rappaport, a Non-Interested Trustee, to serve in the role of Chairman. The Chairman's role is to preside at all meetings of the Board and to act as a liaison with Credit Suisse, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board's leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of Credit Suisse and other service providers (depending on the nature of the risk), which carry out the Fund's investment management and business affairs. Credit Suisse and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of Credit Suisse and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, Credit Suisse, the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

All of the Trustees, except for Lawrence Fox and John Popp, constitute the Fund's Audit Committee, which is composed of Trustees who are not interested persons of the Fund and who are independent (as such term is defined by the listing standards of the New York Stock Exchange Amex (the "NYSE MKT")). The Audit Committee convened four times during the fiscal year ended October 31, 2012. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund.

All of the Trustees, except for John Popp, constitute the Fund's Nominating Committee, which is composed of Trustees who are not interested persons of the Fund and who are independent (as such term is defined by the listing standards of NYSE MKT). The Nominating Committee met three times during the fiscal year ended October 31, 2012. At a meeting of the Nominating Committee held on November 12-13, 2012, the Nominating Committee (with the nominees abstaining from voting) nominated each of Lawrence J. Fox and John G. Popp for a three-year term. The Nominating Committee selects and nominates new Trustees. The Board has adopted a Nominating Committee Charter (a copy of which was included as Appendix A to the Fund's proxy statement dated December 30, 2010). In nominating candidates, the Nominating Committee will take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. With respect to diversity, the Nominating Committee considers whether a candidate's background, experience and skills will contribute to the diversity of the Board.

The Nominating Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, One

Madison Avenue, New York, New York 10010. Any submission should include at a minimum the following information: As to each individual proposed for election or re-election as Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the 1934 Act, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a Trustee (if elected)). In the case of the Fund holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Fund's proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund's proxy statement was released to security holders in connection with the Fund's previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such information as may be specified in the Fund's By-laws, or as required by any relevant stock exchange listing standards.

The Fund does not have a Compensation Committee.

OTHER BOARD-RELATED MATTERS

Shareholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board c/o the Secretary of the Fund. All such communications will be directed to the Board's attention.

The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders.

REPORT OF AUDIT COMMITTEE

Pursuant to the Audit Committee Charter adopted by the Board (a copy of which was included as Appendix B to the Fund's proxy statement dated December 30, 2010), the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund's independent registered public accounting firm and overseeing the Fund's internal controls. The Fund's Audit Committee Charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP ("PwC") to the Fund and to Credit Suisse and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out audits in accordance with standards established by the Public Company Accounting Oversight Board (United States).

The Audit Committee has met with the Fund's management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended October 31, 2012. The Audit Committee has also met with the Fund's independent registered public accounting firm, PwC, and discussed with them certain matters required by Statement of Auditing Standards No. 61, Communications with Audit Committees, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received from PwC the letter required by the SEC's independence rules describing any relationships between it and the Fund, Credit Suisse and its affiliates that may be thought to bear upon the independence of the independent registered public accounting firm. The Audit Committee has discussed with PwC their independence and has considered whether the provision of services by PwC to the Fund, Credit Suisse and its affiliates was compatible with maintaining PwC's independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2012 Annual Report to Shareholders for the fiscal year ended October 31, 2012 and be mailed to shareholders and filed with the SEC.

Submitted by the Audit Committee of the Fund's Board of Trustees

Enrique R. Arzac

Terry F. Bovarnick

James J. Cattano

Steven N. Rappaport

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on November 13, 2012, the Fund's Audit Committee approved the selection of PwC as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2013. PwC has been the Fund's independent registered public accounting firm since February 1, 2001, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PwC will be available by telephone at the Meeting and will have the opportunity to make a statement, if the representative so desires, and will be available to respond to appropriate questions.

The information in the table below is provided for services rendered to the Fund by PwC for its fiscal years ended October 31, 2011 and October 31, 2012.

	2011	2012
Audit Fees	$34,300	$35,000
Audit-Related Fees(1)	$28,500	$18,600
Tax Fees(2)	$2,900	$3,000
All Other Fees	$0	$0
Total	$65,700	$56,600

(1)   Services include agreed-upon procedures in connection with the Fund's semi-annual financial statements ($3,500 in 2011 and $3,600 in 2012; and $25,000 for issuance of comfort letter in 2011 and $15,000 for issuance of comfort letter in 2012).

(2)   Tax services in connection with the Fund's excise tax calculations and review of the Fund's applicable tax returns.

The Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any service provider to the Fund controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the Fund ("Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Audit Committee, and the Chairperson shall report to the Audit Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than Credit Suisse or the Fund's officers). Pre-approval by the Audit Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate fees billed by PwC for non-audit services rendered to the Fund, Credit Suisse or Covered Service Providers for the fiscal years ended October 31, 2011 and October 31, 2012 were $0 and $0 respectively.

All of the services described above were pre-approved by the Audit Committee.

COMPENSATION

The following table shows certain compensation information for the Trustees for the fiscal year ended October 31, 2012. All officers of the Fund are employees of and are compensated by Credit Suisse. None of the Fund's executive officers or Trustees who are also officers or directors of Credit Suisse received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

Name of Trustee or Nominee	Aggregate Compensation From the Fund	Total Compensation From Fund and Fund Complex Paid to Trustee or Nominee*
Non-Interested Nominee for Trustee:
Lawrence J. Fox	$20,550	$41,096
Non-Interested Trustees:
Enrique R. Arzac	$26,550	$118,956
Terry F. Bovarnick	$21,550	$42,100
James J. Cattano	$25,550	$46,100
Steven N. Rappaport	$21,550	$121,616

  *  9 funds comprise the Fund complex. See the "Trustees" table for the number of funds each Trustee serves.

THE FUND'S BOARD OF TRUSTEES, INCLUDING THE NON-INTERESTED TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE FUND'S NOMINEES FOR TRUSTEE.

ADDITIONAL INFORMATION

Beneficial Owners

Based upon the Fund's review of filings made pursuant to Section 13 of the 1934 Act, as of December 14, 2012, to the Fund's knowledge the following shareholder beneficially owned over 5% of the Fund's shares:

Name and Address	Number of Shares Beneficially Owned		Percent of Shares Class
First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	14,572,779	*	19.2%

  *   As stated in Schedule 13G/A filed with the SEC on January 23, 2012.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund's officers and trustees, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership with the SEC and the Fund.

Based solely upon its review of the copies of such forms and written representations received by it, the Fund believes that, for the fiscal year ended October 31, 2012, all filing requirements applicable to such persons were complied with.

SHAREHOLDER PROPOSALS

Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2014 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than September 1, 2013. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of at least $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to, or mailed (by certified mail being recommended) to and received by, Credit Suisse High Yield Bond Fund c/o Credit Suisse Asset Management, LLC, One Madison Avenue, 9th Floor, New York, New York 10010 not later than 120 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2014 annual meeting of shareholders not included in the proxy statement and form of proxy that are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Fund at (800) 293-1232. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of your household, please contact the Fund in writing at: One Madison Avenue, 9th Floor, New York, New York 10010 or call the Fund at (800) 293-1232.

Other Business

Management knows of no business to be presented at the Meeting, other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

(This page has been left blank intentionally.)

(This page has been left blank intentionally.)

(This page has been left blank intentionally.)

CREDIT SUISSE

HIGH YIELD BOND FUND

February 12, 2013

002CS-12817

ANNUAL MEETING PROXY CARD

Credit Suisse High Yield Bond Fund

One Madison Avenue

9th Floor

New York, NY  10010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF CREDIT SUISSE HIGH YIELD BOND FUND

The undersigned hereby appoints Cecilia Chau, Karen Regan and Bruce Rosenberg, each with the full power of substitution, and hereby authorizes them to represent and vote, as designated below and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of Credit Suisse High Yield Bond Fund (the “Fund”) that the undersigned is entitled to vote at the annual meeting of shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC, One Madison Avenue, 9th Floor, New York, NY 10010, on February 12, 2013 at 4:00 p.m. Eastern Time.

This proxy when properly executed will be voted in the manner directed therein by the undersigned shareholder.  If no direction is made, this proxy will be voted as recommended by the Board of Trustees in favor of the Board’s nominees for Trustee named below.

In their discretion, the proxies are authorized to vote upon such other business as may properly be presented to the meeting or any adjournments, postponements, continuations, or reschedulings thereof.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.   Please sign this proxy exactly as your name or names appear hereon.  Each joint owner should sign.  Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

▲  PLEASE FOLD HERE  ▲

PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED.

	For	Withhold

Lawrence J. Fox	☐	☐

John G. Popp	☐	☐

Lawrence J. Fox and John G. Popp are being nominated to serve a three-year term.

TAG ID:	“Scanner Bar Code”	CUSIP: 22544F103